BTS MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.4%
	ALTERNATIVE - 8.0%
19,477	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	$ 624,822

	EQUITY - 11.9%
1,555	Consumer Discretionary Select Sector SPDR Fund	311,575
5,264	JPMorgan Equity Premium Income ETF	313,261
2,451	Vanguard High Dividend Yield ETF	314,218
		939,054
	FIXED INCOME - 77.5%
12,737	Invesco Variable Rate Preferred ETF	311,547
6,226	iShares Broad USD High Yield Corporate Bond ETF	234,409
18,355	iShares Floating Rate Bond ETF	936,839
3,337	iShares J.P. Morgan USD Emerging Markets Bond ETF	312,276
4,308	iShares National Muni Bond ETF	467,978
9,258	iShares Treasury Floating Rate Bond ETF	468,455
9,203	Janus Henderson AAA CLO ETF	468,249
8,140	SPDR Bloomberg Convertible Securities ETF	623,443
4,781	SPDR Bloomberg High Yield Bond ETF	467,534
14,482	VanEck International High Yield Bond ETF	313,246
40,175	Xtrackers USD High Yield Corporate Bond ETF	1,483,261
		6,087,237

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,459,110)	7,651,113

	SHORT-TERM INVESTMENT - 2.6%
	MONEY MARKET FUND - 2.6%
207,346	Fidelity Investments Money Market Government Portfolio - Class I, 4.83% (Cost $207,346)(a)	207,346

	TOTAL INVESTMENTS - 100.0% (Cost $7,666,456)	$ 7,858,459
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)% (b)	(211)
	NET ASSETS - 100.0%	$ 7,858,248

CLO	- Collateralized Loan Obligation
ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of September 30, 2024.
(b)	Percentage rounds to greater than (0.1)%.